Exhibit 10.2


                   AMENDED AND RESTATED CREDIT AGREEMENT


         AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 6, 2001 among ACE Limited (the "Parent"), ACE Bermuda Insurance Ltd. ("ACE Bermuda"), ACE Tempest Reinsurance Ltd, formerly known as Tempest Reinsurance Company Limited ("Tempest"), ACE INA Holdings Inc. ("ACE INA") and ACE Guaranty Re Inc. ("ACE Guaranty"), the LENDERS listed on the signature pages hereof, JPMORGAN, A DIVISION OF CHASE SECURITIES, INC., as Lead Arranger and Bookrunner, BANK OF AMERICA, N.A., BARCLAYS BANK PLC, and FLEET NATIONAL BANK as Co-Syndication Agents and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent.


                               W I T N E S S E T H :


        WHEREAS, certain of the parties hereto have heretofore entered into a Credit Agreement dated as of May 8, 2000 (as amended, the "Agreement");

        WHEREAS, at the date hereof, no Advances are outstanding under the Agreement; and

        WHEREAS, the parties hereto desire to amend the Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended and restated hereby. The term "Notes" defined in the Agreement shall include from and after the date hereof the New Notes (as defined below).

        SECTION 2.  Amendment of the Agreement.

        (a) Section 1.01 of the Agreement is amended by inserting the following definitions in their appropriate alphabetical order:

               "Final Maturity Date" means the first anniversary of the Termination Date, or, if such day is not a Business Day, the next preceding Business Day.

        (b) The following definitions in Section 1.01 of the Agreement are amended to read as follows:

               "Lead Arranger" means JPMorgan, a division of Chase Securities Inc., in its capacity as lead arranger and book runner in respect of this Amended Agreement.

               "Termination Date" means the earlier of April 5, 2002 and the date of termination in whole of the WC Commitments or such later date to which the Termination Date shall have been extended pursuant to Section 2.01(b) or, if such day is not a Business Day, the next preceding Business Day.

        (c) The definition of "Adjusted Consolidated Debt" is amended by changing the reference "Mandatorily Convertible Securities" to "Mandatorily Convertible Preferred Securities".

        (d) Proviso (a) to the definition of "Interest Period" is amended to read as follows:

               (a) such Borrower may not select any Interest Period with respect to any Competitive Bid Advance that ends after the Termination Date nor any Interest Period with respect to any Eurodollar Rate Advance that ends after the Final Maturity Date;

        (e) Section 2.04 of the Agreement is amended to read in its entirety as follows:

               SECTION 2.04. Repayment of Committed Advances. Each Borrower shall repay to the Administrative Agent for the ratable account of the Lenders on the Final Maturity Date the aggregate outstanding principal amount of the Committed Advances to such Borrower then outstanding.

        (f) Section 2.08(a) of the Agreement is amended to read in its entirety as follows:

               SECTION 2.08. Fees. (a) Facility Fee. The Borrowers agree to pay to the Administrative Agent for the account of the Lenders a facility fee (i) from and including the Effective Date to but not including the Termination Date at the rate of the Applicable Facility Fee Percentage on the average daily WC Commitment of each Lender (whether used or unused) and (ii) from and including the Termination Date to but not including the date on which the Advances shall be repaid in their entirety, at the rate per annum equal to the sum of 0.15% plus the Applicable Facility Fee Percentage on the average daily aggregate outstanding principal amount of the Advances of each Lender; provided, however, that no facility fee shall accrue on the Unused WC Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. Accrued facility fees shall be payable in arrears quarterly on the last day of each March, June, September and December, commencing on June 30, 2001, on the Termination Date and, if later, on the date the Advances shall be repaid in their entirety.

        (g) Schedule 4.01(b) is amended by adding "as of the Effective Date" at the end thereto.

        (h) Section 4.01(g) is amended by (i) changing each reference to the date "December 31, 1999" to "December 31, 2000" and (ii) deleting the phrase "and the date of the Initial Extension of Credit" in the last sentence of the subsection.

        (i) The form of Competitive Bid Note, Exhibit A-2, in the Agreement is replaced by Exhibit A-2 attached hereto.

        SECTION 3. Change in Commitments. With effect from and including the date this Amendment and Restatement becomes effective in accordance with Section 8 hereof, (i) each Person listed on the signature pages hereof which is not a party to the Agreement (a "New Lender") shall become a Lender party to the Agreement and (ii) the Commitment of each Lender shall be the amount set forth opposite the name of such Lender on the attached Commitment Schedule, which shall replace the existing Commitment Schedule. Any Lender whose Commitment is changed to zero shall upon such effectiveness cease to be a Lender party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Lender shall be due and payable on such date; provided that the provisions of Sections 2.12, 8.05 and 9.03 of the Agreement shall continue to inure to the benefit of each such Lender.

        SECTION 4. Representations and Warranties. (a) Each Borrower hereby represents and warrants (but, in the case of each Borrower other than the Parent, only as to itself) that as of the date hereof and after giving effect hereto:

               (i)  no Default has occurred and is continuing; and

               (ii) each representation and warranty of such Borrower set forth in the Agreement after giving effect to this Amendment and Restatement (but, in the case of each Borrower other than the Parent, only as to itself) is true and correct as though made on and as of such date.

        (b) The Parent hereby represents and warrants that, as of the date of effectiveness hereof, there shall have occurred no material adverse change since December 31, 2000 in the business, financial condition, operations or properties of the Parent and its Subsidiaries, taken as a whole.

        SECTION 5. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 6. Counterparts; Effectiveness. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective as of the date hereof when each of the following conditions shall have been satisfied:

               (i) The Administrative Agent shall have received counterparts of this Amendment and Restatement duly executed by each of the parties listed on the signature pages hereof (or in the case of any party as to which such an executed counterpart shall not have been received, the Administrative Agent shall have received evidence satisfactory to it of the execution and delivery of a counterpart hereof by such party).

               (ii) The Administrative Agent shall have received the following in form and substance reasonably satisfactory to the Administrative Agent (unless otherwise specified) and (except for the New Notes (as defined below)) in sufficient copies for each Lender.

                       (A) Duly executed Committed Notes (in substantially
               the form of Exhibit A-1 to the Agreement) from each Borrower for each of the New Lenders and each Lender with a Commitment (as reflected on the existing Commitment Schedule) which differs from the Commitment reflected on the attached Commitment Schedule, dated on or before the date of effectiveness hereof (the "New Notes").




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





                       (B) Certified copies of the resolutions of the Board
               of Directors of each Loan Party approving the transactions contemplated by the Loan Documents and each Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the transactions contemplated by the Loan Documents and each Loan Document to which it is or is to be a party.

                       (C) A certificate of each Loan Party, signed on
               behalf of such Loan Party by its President, Vice President, Chief Executive Officer, Chief Financial Officer or Chief Accounting Officer and its Secretary or any Assistant Secretary, dated the date of effectiveness hereof, certifying, in the case of each Loan Party other than the Parent, only as to such Loan Party, as to (1) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the date of effectiveness hereof and (2) the absence of any event occurring and continuing, or resulting from the effectiveness hereof, that constitutes a Default.

                       (D) A certificate of the Secretary or an Assistant
               Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign this Amendment and Restatement, the New Notes to be issued by such Loan Party and the other documents to be delivered hereunder and thereunder.

                       (E) A favorable opinion of (1) Maples and Calder,
               Cayman Islands counsel for the Parent, to substantially the effect of Exhibit D-1 to the Agreement with respect to this Amendment and Restatement and the Agreement as amended and restated hereby and as to such other matters as the Administrative Agent may reasonably request, (2) Mayer, Brown & Platt, New York counsel for the Loan Parties, to substantially the effect of Exhibit D-2 to the Agreement with respect to this Amendment and Restatement and the Agreement as amended and restated hereby and as to such other matters as the Administrative Agent may reasonably request, (3) Conyers Dill & Pearman, Bermuda counsel for ACE Bermuda and Tempest, to substantially the effect of Exhibit

               D-3 to the Agreement with respect to this Amendment and Restatement and the Agreement as amended and restated hereby and as to such other matters as the Administrative Agent may reasonably request and (4) Hogan & Hartson, Maryland counsel for ACE Guaranty, to substantially the effect of Exhibit D-4 to the Agreement with respect to this Amendment and Restatement and the Agreement as amended and restated hereby and as to such other matters as any Lender through the Administrative Agent may reasonably request.

               (iii) The Borrowers shall have paid all accrued fees of the Agents and the Lenders and all accrued expenses of the Agents (including the accrued fees and expenses of counsel to the Administrative Agent), in each case to the extent then due and payable.

This Amendment and Restatement shall not become effective or binding on any party hereto unless all of the foregoing conditions are satisfied not later than the date hereof. The Administrative Agent shall promptly notify the Borrowers and the Lenders of the effectiveness of this Amendment and Restatement, and such notice shall be conclusive and binding on all parties hereto.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed by their respective authorized officers as of the day and year first above written.


                                             ACE LIMITED

The Common Seal of ACE Limited
was hereunto affixed in the
presence of:

  /s/ Donald Kramer
------------------------------
Director

  /s/ Christopher Z. Marshall
------------------------------
Chief Financial Officer


                                             ACE BERMUDA INSURANCE
                                             LTD.

The Common Seal of ACE Bermuda
Insurance Ltd. was hereunto
affixed in the presence of:

 /s/ Donald Kramer
------------------------------
Director

  /s/ Christopher Z. Marshall
------------------------------
Director


                                             ACE TEMPEST REINSURANCE
                                             LTD.

The Common Seal of ACE Tempest
Reinsurance Ltd. was hereunto
affixed in the presence of:

  /s/ Donald Kramer
------------------------------
Director

  /s/ Christopher Z. Marshall
------------------------------
Director

                                         ACE INA HOLDINGS INC.

                                         By: /s/ Robert B. Jefferson
                                            -----------------------------------
                                                 Name: Robert B. Jefferson
                                                 Title: Chief Financial Officer



                                         ACE GUARANTY RE INC.

                                         By: /s/ Joseph W. Swain
                                            -----------------------------------
                                                 Name: Joseph W. Swain
                                                 Title: President



                                         MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK, as
                                           Administrative Agent and as
                                           Lender

                                         By: /s/ Maria H. Dell'Aquila
                                            -----------------------------------
                                                 Name: Maria H. Dell'Aquila
                                                 Title: Vice President



                                         THE CHASE MANHATTAN
                                         BANK, as Lender

                                         By: /s/ Helen L. Newcomb
                                            -----------------------------------
                                                 Name: Helen L. Newcomb
                                                 Title: Vice President



                                         BANK OF AMERICA, N.A., as
                                           Syndication Agent and as Lender

                                         By: /s/ Debra Basler
                                            -----------------------------------
                                                 Name: Debra Basler
                                                 Title: Vice President

                                         FLEET NATIONAL BANK, as
                                           Syndication Agent and as Lender

                                         By: /s/ Lawrence Davis
                                            -----------------------------------
                                                 Name: Lawrence Davis
                                                 Title: Associate, Portfolio
                                                        Manager



                                         BARCLAYS BANK PLC, as
                                           Syndication Agent and as Lender

                                         By: /s/ Neil A. Holmes
                                            -----------------------------------
                                                 Name: Neil A. Holmes
                                                 Title: Relationship Director



                                         THE BANK OF NEW YORK, as
                                           Co-Agent and as Lender

                                         By: /s/ David Trick
                                            -----------------------------------
                                                 Name: David Trick
                                                 Title: Assistant Vice
                                                        President



                                         CITIBANK, N.A., as Co-Agent and
                                           as Lender

                                         By: /s/ Michael Taylor
                                            -----------------------------------
                                                 Name: Michael Taylor
                                                 Title: Vice President

                                         COMMERZBANK
                                         AKTIENGESELLSCHAFT, NEW
                                         YORK AND GRAND CAYMAN
                                         BRANCHES, as Co-Agent and as
                                           Lender

                                         By: /s/ Werner Samuel
                                            -----------------------------------
                                                 Name: Werner Samuel
                                                 Title: Vice President


                                         By: /s/ Henry Spark
                                            -----------------------------------
                                                 Name: Henry Spark
                                                 Title: Assistant Treasurer



                                         CREDIT LYONNAIS, NEW YORK
                                         BRANCH, as Co-Agent and as
                                           Lender

                                         By: /s/ Sebastian Rocco
                                            -----------------------------------
                                                 Name: Sebastian Rocco
                                                 Title: Senior Vice President



                                         FIRST UNION NATIONAL BANK,
                                           as Co-Agent and as Lender

                                         By: /s/ Gail M. Golightly
                                            -----------------------------------
                                                 Name: Gail M. Golightly
                                                 Title: Senior Vice President

                                         LLOYDS TSB BANK PLC, as
                                           Co-Agent and as Lender

                                         By: /s Michael J. Gilligan
                                            -----------------------------------
                                                 Name: Michael J. Gilligan
                                                 Title: Director, Financial
                                                        Institutions, USA

                                         By: /s/ Paul D. Briamonte
                                            -----------------------------------
                                                 Name: Paul D. Briamonte
                                                 Title: Director-Project
                                                        Finance (USA)



                                         ROYAL BANK OF CANADA, as
                                           Co-Agent and as Lender

                                         By: /s/ Alexander Birr
                                            -----------------------------------
                                                 Name: Alexander Birr
                                                 Title: Senior Manager



                                         STATE STREET BANK AND
                                         TRUST COMPANY, as Co-Agent
                                           and as Lender

                                         By: /s/ Edward M. Anderson
                                            -----------------------------------
                                                 Name: Edward M. Anderson
                                                 Title: Vice President



                                         WACHOVIA BANK, N.A., as Co-
                                           Agent and as Lender

                                         By: /s/ Mark A. Edwards
                                            -----------------------------------
                                                 Name: Mark A. Edwards
                                                 Title: Senior Vice President

                                         ABN AMRO BANK N.V., as
                                           Lender

                                         By: /s/ Ray Catt
                                            -----------------------------------
                                                 Name: Ray Catt
                                                 Title: Relationship Banker


                                         By: /s/ Martyn Taplin
                                            -----------------------------------
                                                 Name: Martyn Taplin
                                                 Title: Authorized Signatory



                                         BANK ONE, N.A., as Lender

                                         By: /s/ Gretchen Roetzer
                                            -----------------------------------
                                                 Name: Gretchen Roetzer
                                                 Title: Assistant Vice
                                                 President



                                         THE BANK OF TOKYO-
                                         MITSUBISHI, LIMITED, as Lender

                                         By: /s/ Matthew D. Gallino
                                            -----------------------------------
                                                 Name: Matthew D. Gallino
                                                 Title: Attorney-in-Fact



                                         COMERICA BANK, as Lender

                                         By: /s/ Martin G. Ellis
                                            -----------------------------------
                                                 Name: Martin G. Ellis
                                                 Title: Vice President

                                         DEUTSCHE BANK AG NEW
                                         YORK AND/OR CAYMAN
                                         ISLANDS BRANCHES, as Lender

                                         By: /s/ Clinton M. Johnson
                                            -----------------------------------
                                                 Name: Clinton M. Johnson
                                                 Title: Managing Director


                                         By: /s/ Gayma Z. Shivnarain
                                            -----------------------------------
                                                 Name: Gayma Z. Shivnarain
                                                 Title: Director



                                         MELLON BANK, N.A., as Lender

                                         By: /s/ Carrie Burnham
                                            -----------------------------------
                                                 Name: Carrie Burnham
                                                 Title: Assistant Vice
                                                 President

                            COMMITMENT SCHEDULE




Lender                                                         Commitment
--------------------------------------------------------------------------
Morgan Guaranty Trust Company of New York                      $40,000,000
The Chase Manhattan Bank                                       $40,000,000
Bank of America, N.A.                                          $55,000,000
Fleet National Bank                                            $55,000,000
Barclays Bank PLC                                              $55,000,000
The Bank of New York                                           $40,000,000
Citibank, N.A.                                                 $40,000,000
Commerzbank Aktiengesellschaft, New York and Grand             $40,000,000
Cayman Branches
Credit Lyonnais New York Branch                                $40,000,000
First Union National Bank                                      $40,000,000
Lloyds TSB Bank Plc                                            $40,000,000
Royal Bank of Canada                                           $40,000,000
State Street Bank and Trust Company                            $40,000,000
Wachovia Bank, N.A.                                            $40,000,000
ABN AMRO Bank N.V.                                             $32,500,000
Bank One, N.A.                                                 $32,500,000
The Bank of Tokyo-Mitsubishi, Limited                          $32,500,000
Comerica Bank                                                  $32,500,000
Deutsche Bank AG New York and/or Cayman Islands                $32,500,000
Branches
Mellon Bank, N.A.                                              $32,500,000
        Total                                                  $800,000,000

                                                               EXHIBIT A-2

                                              FORM OF COMPETITIVE BID NOTE


                                             Dated: _____________ __, ____


        FOR VALUE RECEIVED, the undersigned, __________________, a _______ __________ corporation (the "Obligor"), HEREBY PROMISES TO PAY ___________
_____________ (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the aggregate principal amount of the Competitive Bid Advances (as defined in the Credit Agreement referred to below) owing to the Lender by the Obligor pursuant to the Amended and Restated 364-Day Credit Agreement dated as of May 8, 2000 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined therein, unless otherwise defined herein, being used herein as therein defined) among ACE Limited, ACE Bermuda Insurance Ltd., Tempest Reinsurance Company Limited, ACE INA Holdings Inc. and ACE Guaranty Re Inc., the Initial Lenders, Bank of America, N.A. and The Chase Manhattan Bank as Co-Syndication Agents, and Morgan Guaranty Trust Company of New York, as Administrative Agent, payable at such times as are specified in the Credit Agreement.

        The Obligor promises to pay interest on the unpaid principal amount of each Competitive Bid Advance from the date of such Competitive Bid Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

        Both principal and interest are payable in lawful money of the United States of America to Morgan Guaranty Trust Company of New York, as Administrative Agent, at such location as shall be designated by the Administrative Agent in a written notice to the Obligor in same day funds. Each Competitive Bid Advance owing to the Lender by the Obligor and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Obligor under this Promissory Note.

        This Promissory Note is one of the Competitive Bid Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Obligor under this Promissory Note and the other Loan Documents, are unconditionally guaranteed by the Guarantors referred to in the Credit Agreement.

        The Obligor hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

        This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                      [NAME OF OBLIGOR]


                                      By ___________________________________
                                             Title:





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


                     ADVANCES AND PAYMENTS OF PRINCIPAL



                                 Amount of           Unpaid
              Amount of      Principal Paid or      Principal       Notation
  Date         Advance            Prepaid            Balance        Made By